Exhibit 99.2

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is based on the historical financial statements of Solar3D, Inc. (the “Company”) and Solar United Networks, Inc. (SUN) after giving effect to the Company’s acquisition of SUN in January 2014. The notes to the unaudited pro forma condensed financial information describes the reclassifications and adjustments to the financial information presented.

The unaudited pro forma condensed combined balance sheet and statement of operations for the year ended December 31, 2013, and 2012, are presented as if the acquisition of SUN had occurred on January 1, 2012 and were carried forward through each of the periods presented.

The allocation of the purchase price used in the unaudited pro forma condensed combined financial information is based upon the respective fair values of the assets and liabilities of SUN as of the date of acquisition.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the SUN acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10K for the year ended December 31, 2013.

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2013

			ProForma
			Adjustments		ProForma
	SOLAR3D	SUN	(Unaudited)		(Unaudited)

ASSETS

CURRENT ASSETS
Cash	$10,422	$386,237	$-		$396,659
Contracts receivable	-	1,058,312	-		1,058,312
Advances to employees	-	500	-		500
Costs and estimated earnings in excess of billings	-	73,312	-		73,312
Prepaid expense	4,862	-	-		4,862
					-
TOTAL CURRENT ASSETS	15,284	1,518,361	-		1,533,645

PROPERTY & EQUIPMENT, at cost
Equipment, computer, software, furniture & fixtures, and automotive	79,705	14,231	-		93,936
Less accumulated depreciation	(72,971)	(6,614)	-		(79,585)
					-
NET PROPERTY AND EQUIPMENT	6,734	7,617	-		14,351

OTHER ASSETS
Security deposit	2,000	5,000	-		7,000
Loans to stockholders	-	47,426	-		47,426
Goodwill	-	-	2,318,283	(A)	2,318,283
Patents	23,161	-	-		23,161
					-
TOTAL OTHER ASSETS	25,161	52,426	2,318,283		2,395,870
					-
TOTAL ASSETS	$47,179	$1,578,404	$2,318,283		$3,943,866

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$73,791	$533,739	$-		$607,530
Billings in excess of costs and estimated earnings	-	478,740	-		478,740
Accrued expenses and other liabilities	43,060	-	85,708	(B), (C)	128,768
Payroll liabilities	-	60,447	(60,447)	(B)	-
Other liabilities	-	25,261	(25,261)	(C)	-
Accrued interest payable	39,890	-	-		39,890
Stockholder payable	-	4,000	-		4,000
Derivative liability	2,822,430	-	-		2,822,430
Convertible promissory note payable, net of discount $204,020	515,397	-	2,794,500	(G)	3,309,897
					-
TOTAL CURRENT LIABILITIES	3,494,568	1,102,187	2,794,500		7,391,255

SHAREHOLDERS' DEFICIT
Preferred stock, $.001 par value; 5,000,000 authorized shares;	-	-	-		-
Common stock, $.001 par value; 1,000,000,000 authorized shares; 213,290,259 shares issued and outstanding	213,289	-			213,289
Additional paid in capital	12,286,429	232,471	(232,471)	(E)	12,286,429
Retained earnings (deficit)	(15,947,107)	228,746	(228,746)	(F)	(15,947,107)
					-
TOTAL SHAREHOLDERS' DEFICIT	(3,447,389)	476,217	(476,217)		(3,447,389)
					-
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$47,179	$1,578,404	$2,318,283		$3,943,866

See notes to unaudited pro forma condensed combined financial information

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

			ProForma
	Year Ended		Adjustments		ProForma
	SOLAR3D	SUN	(Unaudited)		(Unaudited)

REVENUE	$-	$8,552,975	$-		$8,552,975

COST OF SERVICES	-	6,093,776	-		6,093,776

GROSS PROFIT	-	2,459,199	-		2,459,199

OPERATING EXPENSES
Selling and marketing expense	-	584,850	-		584,850
General and administrative expenses	970,769	366,296	816,817	(H), (I)	2,153,882
Research and development	108,565	-	-		108,565
Professional fees	-	53,009	(53,009)	(H)	-
Salaries and employees benefits	-	763,008	(763,008)	(H)	-
Depreciation and amortization expense	1,847	2,947	-		4,794

TOTAL OPERATING EXPENSES	1,081,181	1,770,110	800		2,852,091

LOSS FROM OPERATIONS	(1,081,181)	689,089	(800)		(392,892)

OTHER INCOME/(EXPENSES)
Interest income	-	416			416
Gain/(loss) on change in derivative liability	(2,068,886)	-			(2,068,886)
Gain/(Loss) on settlement of debt	60,908	-			60,908
State tax	-	(800)	800	(I)	-
Interest expense	(725,767)	(2,737)			(728,504)
					-
TOTAL OTHER INCOME/(EXPENSES)	(2,733,745)	(3,121)	800		(2,736,066)
					-
NET LOSS	$(3,814,926)	$685,968	$-		$(3,128,958)

BASIC AND DILUTED LOSS PER SHARE	$(0.02)	$-	$-		$(0.02)

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
BASIC AND DILUTED	168,603,843	-	-		168,603,843

See notes to unaudited pro forma condensed combined financial information.

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

			ProForma
	Year Ended		Adjustments		ProForma
	SOLAR3D	SUN	(Unaudited)		(Unaudited)

REVENUE	$-	$4,112,042	$-		$4,112,042

COST OF SERVICES	-	2,563,586	-		2,563,586

GROSS PROFIT	-	1,548,456	-		1,548,456

OPERATING EXPENSES
Selling and marketing expense	-	252,034	-		252,034
General and administrative expenses	1,319,918	242,390	840,855	(H), (I)	2,403,163
Research and development	157,742	-	-		157,742
Professional fees	-	43,281	(43,281)	(H)	-
Salaries and employees benefits	-	796,774	(796,774)	(H)	-
Depreciation and amortization expense	1,610	2,570	-		4,180

TOTAL OPERATING EXPENSES	1,479,270	1,337,049	800		2,817,119

LOSS FROM OPERATIONS	(1,479,270)	211,407	(800)		(1,268,663)

OTHER INCOME/(EXPENSES)
Interest income	-	597			597
Penalties	(112)	-			(112)
Gain/(loss) on change in derivative liability	(423,914)	-			(423,914)
Gain/(Loss) on settlement of debt	(30,750)	-			(30,750)
State tax	-	(800)	800	(I)	-
Interest expense	(108,732)	(5,712)			(114,444)
					-
TOTAL OTHER INCOME/(EXPENSES)	(563,508)	(5,915)	800		(568,623)
					-
NET LOSS	$(2,042,778)	$205,492	$-		$(1,837,286)

BASIC AND DILUTED LOSS PER SHARE	$(0.02)	$-	$-		$(0.01)

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
BASIC AND DILUTED	128,117,443	-	-		128,117,443

See notes to unaudited pro forma condensed combined financial information.

SOLAR3D
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheet as of December 31, 2013, and the unaudited pro forma condensed statements of operations for the years ended December 31, 2013 and 2012, are based on the historical financial statements of Solar3D, Inc. (the ”Company”) and Solar United Networks, Inc. (SUN) after giving effect to the Company’s acquisition of SUN during the month of January 2014, and reclassification and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

The Company accounts for business combinations pursuant to Accounting Standards Codification ASC 805, Business Combinations. In accordance with ASC 805, the Company uses it best estimates and assumptions to accurately assign fair value to the assets acquired and the liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of the purchase consideration over the fair value of the assets acquired and the liabilities assumed.

The fair values assigned to SUN’s assets acquired and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of these assets acquired and liabilities assumed are considered preliminary and are based on the information that was available as of the date of acquisition. The Company believes that the information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed, but is waiting for additional information, primarily related to estimated values of current and non current income taxes payable and deferred taxes, which are subject to change, pending the finalization of certain tax returns. The Company expects to finalize the valuation of the assets and liabilities as soon as practicable, but not later than one year from the acquisition date.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the SUN acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10K for the year ended December 31, 2013.

Accounting Periods Presented

For purposes of these unaudited pro forma condensed combined financial information, SUN’s historical year end December 31, have been aligned to more closely conform to the Company’s December 31 year end, as explained below. Certain pro forma adjustments were made to conform SUN’s  accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet and statement of operations for the years ended December 31, 2013, and 2012, are presented as if the acquisition of SUN had occurred on January 1, 2012 and were carried forward through each of the periods presented.

Reclassifications

The Company reclassified certain accounts in the presentation of SUN’s historical financial statements in order to conform to the Company’s presentation.

2.	ACQUISITION OF SOLAR UNITED NETWORK, INC.

During the month of January 2014, Solar3D, Inc. (SLTD) acquired 100% of the total issued and outstanding stock of Solar United Network, Inc. (SUN) in a transaction accounted for under ASC 805, for cash in the amount of $1,044,500, and  convertible promissory notes for $1,750,000. SUN provides solar photovoltaic installation and consulting services to residential, commercial and agricultural properties. The acquisition is designed to enhance our services for solar technology. SUN is now a wholly-owned subsidiary of SLTD.

3.	ACQUISITION OF SOLAR UNITED NETWORK, INC. (Continued)

Under the purchase method of accounting, the transactions were valued for accounting purposes at $2,794,500, which was the estimated fair value of the Company at date of acquisition. The assets and liabilities of SUN were recorded at their respective fair values as of the date of acquisition, and the following table summarizes these values.

Purchase Price Allocation
Year Ended
12/31/2013
Assets acquired

Current Assets
Cash	$386,237
Contract Receivables	1,058,312
Costs and Estimated Earnings in Excess of Billings	73,312
Advances to Employees	500
Total Current Assets	1,518,361

Tangible Assets subject to depreciation
Machinery and Equipment, net of depreciation	7,617

Other Assets
Security Deposit	5,000
Loan to Shareholder	47,426
Goodwill	2,318,283
Total Other Assets	2,370,709

Total assets acquired	3,896,687

Liabilites assumed

Current liabilites
Accounts Payable	$533,739
Billings in Excess of Costs and Estimated Earnings	478,740
Payroll Liabilities	60,447
Other Liabilities	25,261
Stockholders' Payable	4,000
Total liabilities acquired	1,102,187

Net assets acquired	$2,794,500

4.	PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the Company’s unaudited pro forma condensed combined financial information:

(A)
To record the preliminary estimate of goodwill for the Company’s acquisition of SUN. The preliminary estimate of goodwill represents the excess of the purchase consideration over the estimated fair value of the assets acquired and the liabilities assumed.

(B)	To reclassify payroll liabilities to accrued expense to conform to the Company’s presentation.

(C)	To reclassify other liabilities to accrued expense to conform to the Company’s presentation.

(D)	To eliminate SUN’s historical common stock.

(E)	To eliminate SUN’s historical additional paid in capital.

(F)	To eliminate SUN’s historical retained earnings.

(G)
To record the purchase of 100% of SUN’s common stock through the issuance of four (4) convertible notes in the amount of $1,750,000, and two (2) convertible notes in the amount of $1,044,500 for cash received.